Exhibit 99.(s)

POWER OF ATTORNEY

I, the undersigned Trustee of StartEngine Tech Growth Fund (the “Fund”), do hereby constitute and appoint Howard Marks, Hunter Strassman, and Jonathan Van Duren, each individually, as my true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Registration Statement of the Fund on Form N-2 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Fund.

WITNESS my hand on the date set forth below.

Signature	Title	Date

/s/ Casey Joe Borman	Trustee	Aug. 13, 2026

Casey Joe Borman

POWER OF ATTORNEY

I, the undersigned Trustee of StartEngine Tech Growth Fund (the “Fund”), do hereby constitute and appoint Howard Marks, Hunter Strassman, and Jonathan Van Duren, each individually, as my true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Registration Statement of the Fund on Form N-2 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Fund.

WITNESS my hand on the date set forth below.

Signature	Title	Date

/s/ Anthony Ginsberg	Trustee	Aug. 13, 2026

Anthony Ginsberg

POWER OF ATTORNEY

I, the undersigned Trustee of StartEngine Tech Growth Fund (the “Fund”), do hereby constitute and appoint Howard Marks, Hunter Strassman, and Jonathan Van Duren, each individually, as my true and lawful attorney-in-fact and agent (each an “Attorney-in-Fact”) with power of substitution or resubstitution, in any and all capacities in the furtherance of the business and affairs of the Fund: (i) to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940 and the Securities Act of 1933 (together the “Acts”), and any other applicable federal securities laws, or rules, regulations or requirements of the U.S. Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any Registration Statement of the Fund on Form N-2 pursuant to the Acts, and any and all amendments thereto; and (ii) to execute any and all federal or state regulatory filings, including all applications with regulatory authorities, state charter or organizational documents and any amendments or supplements thereto, to be executed by, on behalf of, or for the benefit of, the Fund.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform each and every act and thing contemplated above, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that said Attorneys-in-Fact, individually or collectively, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Fund.

WITNESS my hand on the date set forth below.

Signature	Title	Date

/s/ Mark Schwartz	Trustee	Aug. 11, 2026

Mark Schwartz